UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

RITHM PROPERTY TRUST INC.

(Exact name of registrant as specified in charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway

New York, NY 10003

(Address of principal executive offices)

Registrant’s telephone number, including area code:

212-850-7770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RPT	New York Stock Exchange
9.875% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RPT.PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 13, 2026, Rithm Property Trust Inc. (the “Company”), through a wholly-owned subsidiary, consummated the purchase of a portfolio of multifamily residential transition loans (“RTLs”) originated by Genesis Capital LLC (“Genesis”), a wholly-owned subsidiary of Rithm Capital Corp. (“Rithm Capital”). The purchase was made pursuant to a Flow Mortgage Loan Purchase and Sale Agreement (the “Flow MLPA”), by and between RPT Seller LLC, a wholly-owned subsidiary of the Company, and Rithm Loan Aggregation Trust (the “Seller”), an affiliate of RCM GA Manager LLC, the Company’s external manager and a wholly-owned subsidiary of Rithm Capital. The Flow MLPA provides that the Company or subsidiaries thereof may, from time to time, purchase, on a servicing-released basis, one or more portfolios of multifamily RTLs originated by Genesis that meet certain eligibility criteria. The Flow MLPA contains customary terms governing periodic RTL sales, including representations and warranties relating to the origination, underwriting, documentation and legal compliance of the RTLs, as well as the Seller’s repurchase for loans that fail to conform to the requirements of the Flow MLPA. The Company’s obligation to purchase any mortgage loan is subject to standard conditions precedent, including, among other matters, the delivery of specified loan documentation. The Company has engaged Genesis as servicer of the RTLs.

The foregoing description is a summary of the terms of the Flow MLPA and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Flow MLPA, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q to be filed with respect to the quarter ending June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RITHM PROPERTY TRUST INC.

By:	/s/ Nicola Santoro, Jr.
	Name:	Nicola Santoro, Jr.
	Title:	Chief Financial Officer

Dated: May 19, 2026